SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported August 2, 1999
                                                         --------------

                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-8323                     06-1059331
       --------                      ------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         On August 2, 1999, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.


CAUTIONARY STATEMENT FOR PURPOSES OF THE 'SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Oral statements made by individuals authorized to speak on behalf of CIGNA Corporation ("CIGNA") that do not deal with historical results are forward-looking and are based on estimates, assumptions and projections. CIGNA cautions that actual results could differ materially from those expected by CIGNA, depending on the outcome of certain factors including: 1) an increase in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services; 2) heightened competition, particularly price competition, reducing product margins and constraining growth in CIGNA's businesses; 3) significant changes in interest rates; 4) significant stock market declines resulting in payments contingent on certain variable annuity account values; 5) the effect on CIGNA's international operations and investments from further significant deterioration in Latin American and Asian economies; 6) the results of the evaluation of alternatives related to certain of CIGNA's investments in Brazilian health care operations; and 7) proposals to change federal corporate income taxes.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (c) The exhibit accompanying this report is listed in the Index to Exhibits.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      CIGNA CORPORATION



Date:  August 3, 1999                             By: /s/James A. Sears
                                                      -----------------
                                                      James A. Sears
                                                      Vice President and
                                                      Chief Accounting Officer

                                Index to Exhibits
                                -----------------

Number                     Description                    Method of Filing
- ------                     -----------                    ----------------

20                         CIGNA Corporation              Filed herewith
                           news release dated
                           August 2, 1999